Exhibit 99.1

For Immediate Release Contact: Mike Drickamer

Vice President, Investor Relations

(281) 765-7170

Patterson-UTI Energy Announces Appointments of Mike Holcomb to Chief Operating Officer of Patterson-UTI Energy and
Mike Garvin to President of Patterson-UTI Drilling

HOUSTON – January 3, 2023 – PATTERSON-UTI ENERGY, INC. (NASDAQ: PTEN) announced today that James “Mike” Holcomb has been promoted to the new position of Chief Operating Officer of Patterson-UTI Energy. “I am pleased to continue to work with Mike in his new and expanded role,” stated Mr. Hendricks. “With Patterson-UTI’s recent growth and market outlook, this new position will allow us to provide additional support to our business units, enhance the ability of our businesses to continue to support our customers, and better position our company for future growth opportunities.” Mr. Holcomb joined Patterson-UTI in 1988 through its acquisition of Robertson Onshore and has held numerous key leadership positions at Patterson-UTI over the years. For the past ten years, he has served as President of Patterson-UTI Drilling Company LLC and has also held numerous leadership positions with the International Association of Drilling Contractors.

Patterson-UTI Energy also announced today that Mike Garvin has been promoted to President of Patterson-UTI Drilling Company LLC. Mr. Garvin began his career in the industry with an onshore drilling contractor in California, and since then has held key leadership and operational roles at Patterson-UTI, GlobalSantaFe, Transocean and Ensco. “Mike Garvin has more than forty years of combined onshore, offshore and geothermal drilling experience, most recently serving as Senior Vice President of Operations for Patterson-UTI Drilling,” stated Mr. Hendricks. “He has been a valued leader at Patterson-UTI as well as with the International Association of Drilling Contractors, and I look forward to Mike Garvin’s seamless transition to President of Patterson-UTI Drilling.”

About Patterson-UTI

Patterson-UTI is a leading provider of oilfield services and products to oil and natural gas exploration and production companies in the United States and other select countries, including contract drilling, pressure pumping and directional drilling services. For more information, visit www.patenergy.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Patterson-UTI's current beliefs, expectations or intentions regarding future events. Words such as "anticipate," "believe," "budgeted," "continue," "could," "estimate," "expect," "intend," "may," "plan," "predict," "potential," "project," "pursue," "should," "strategy," "target," or "will," and similar expressions are intended to identify such forward-looking statements. The statements in this press release that are not historical statements, including statements regarding Patterson-UTI's future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond Patterson-UTI's control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: adverse oil and natural gas industry conditions, including as a result of economic repercussions from the COVID-19 pandemic; global economic conditions; volatility in customer spending and in oil and natural gas prices that could adversely affect demand for Patterson-UTI’s services and their associated effect on rates; excess availability of land drilling rigs, pressure pumping and directional drilling equipment, including as a result of reactivation, improvement or construction; competition and demand for Patterson-UTI’s services; the impact of the ongoing conflict in Ukraine; strength and financial resources of competitors; utilization, margins and planned capital expenditures; liabilities from operational risks for which Patterson-UTI does not have and receive full indemnification or insurance; operating hazards attendant to the oil and natural gas business; failure by customers to pay or satisfy their contractual obligations (particularly with respect to fixed-term contracts); the ability to realize backlog; specialization of methods, equipment and services and new technologies, including the ability to develop and obtain satisfactory returns from new technology; the ability to retain management and field personnel; loss of key customers; shortages, delays in delivery, and interruptions in supply, of equipment and materials; cybersecurity events; synergies, costs and financial and operating impacts of acquisitions; the ultimate timing, outcome and results of integrating the operations of Pioneer Energy Services into Patterson-UTI; the effects of the acquisition on Patterson-UTI, including Patterson-UTI’s future financial condition, results of operations, strategy and plans; potential adverse reactions or changes to business relationships resulting from the acquisition; the failure to realize expected synergies and other benefits from the acquisition; difficulty in building and deploying new equipment; governmental regulation; climate legislation, regulation and other related risks; environmental, social and governance practices, including the perception thereof; environmental risks and ability to satisfy future environmental costs; technology-related disputes; legal proceedings and actions by governmental or other regulatory agencies; the ability to effectively identify and enter new markets; weather; operating costs; expansion and development trends of the oil and natural gas industry; ability to obtain insurance coverage on commercially reasonable terms; financial flexibility; interest rate volatility; adverse credit and equity market conditions; availability of capital and the ability to repay indebtedness when due; stock price volatility; and compliance with covenants under Patterson-UTI’s debt agreements.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in Patterson-UTI's SEC filings. Patterson-UTI's filings may be obtained by contacting Patterson-UTI or the SEC or through Patterson-UTI's website at http://www.patenergy.com or through the SEC's Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. Patterson-UTI undertakes no obligation to publicly update or revise any forward-looking statement.